UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2026

Toppoint Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42471	92-2375560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Kenas Road, North Wales, PA	19454
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 551-866-1320

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TOPP	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

At the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Toppoint Holdings Inc. (the “Company”) held on September 8, 2026, the stockholders approved a proposal to reincorporate the Company from the State of Nevada to the State of Delaware (the “Reincorporation”) by means of a plan of conversion (the “Plan of Conversion”), as described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 10, 2026, as supplemented by the Company’s definitive additional materials filed on August 24, 2026 (collectively, the “Proxy Statement”).

On September 25, 2026, the Company filed (i) a Certificate of Conversion with the Secretary of State of the State of Delaware (the “Delaware Certificate of Conversion”) and (ii) a Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Delaware Certificate of Incorporation”), and on September 26, 2026, the Company filed Articles of Conversion with the Secretary of State of the State of Nevada (the “Nevada Articles of Conversion”), pursuant to which the Reincorporation became effective upon the filing of the Nevada Articles of Conversion (the “Effective Time”).

At the Effective Time, the Company’s domicile changed from the State of Nevada to the State of Delaware. In addition, the Company’s affairs ceased to be governed by the laws of the State of Nevada and the Company’s existing Articles of Incorporation, as amended, and Bylaws, as amended, and instead became governed by the laws of the State of Delaware, the Delaware Certificate of Incorporation and the bylaws of the Company adopted in connection with the Reincorporation (the “Delaware Bylaws”). The Reincorporation did not result in any change in the Company’s headquarters, business, jobs, management, properties, locations of its offices or facilities, number of employees, obligations, assets, liabilities or net worth, other than as a result of the costs incident to the Reincorporation. The Company continued in existence under the same name, Toppoint Holdings Inc.

At the Effective Time, each share of the Company’s common stock, par value $0.0001 per share, outstanding immediately before the Effective Time (the “Nevada Corporation Common Stock”) automatically converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Delaware corporation (the “Delaware Corporation Common Stock”). Each certificate or book-entry position representing Nevada Corporation Common Stock immediately before the Effective Time now represents the same number of shares of Delaware Corporation Common Stock, without any exchange or reissuance of certificates.

At the Effective Time, each outstanding option, warrant, restricted stock unit or other right to acquire, or security convertible into, Nevada Corporation Common Stock continued in existence and automatically became a corresponding right to acquire, or security convertible into, an equal number of shares of Delaware Corporation Common Stock on the same terms and conditions. Each equity plan under which such awards were granted was assumed by the Delaware corporation.

The Delaware Corporation Common Stock continues to trade on NYSE American under the symbol “TOPP.” The Company does not expect any interruption in trading as a result of the Reincorporation.

Certain rights of the Company’s stockholders changed as a result of the Reincorporation, including a reduction in the stockholder meeting quorum requirement from a majority to one-third of the shares issued and outstanding and entitled to vote, and a change in the court generally designated as the exclusive forum for certain corporate claims from the Eighth Judicial District Court of Clark County, Nevada, to the Delaware Court of Chancery. A description of the material differences between the rights of the Company’s stockholders before and after the Reincorporation is included under “Certain Effects of the Change in State of Incorporation” within “Proposal 2—Approval of the Delaware Reincorporation Proposal” in the Proxy Statement, which description is incorporated herein by reference.

In connection with the Reincorporation and as approved by the Company’s stockholders at the Annual Meeting, the Delaware Certificate of Incorporation authorizes the Company to issue an aggregate of 1,050,000,000 shares of capital stock, consisting of 1,000,000,000 shares of common stock, par value $0.0001 per share, and 50,000,000 shares of preferred stock, par value $0.0001 per share. The increase in authorized shares of common stock did not, by itself, result in the issuance of any additional shares or otherwise change the number of shares issued and outstanding.

The foregoing description of the Reincorporation, the Plan of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and Nevada Articles of Conversion does not purport to be complete and is qualified in its entirety by reference to the Plan of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and Nevada Articles of Conversion, copies of which are filed as Exhibits 2.1, 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Plan of Conversion of Toppoint Holdings Inc., dated September 8, 2026.
3.1	Certificate of Conversion of Toppoint Holdings Inc., as filed with the Secretary of State of the State of Delaware on September 25, 2026.
3.2	Certificate of Incorporation of Toppoint Holdings Inc., as filed with the Secretary of State of the State of Delaware on September 25, 2026.
3.3	Bylaws of Toppoint Holdings Inc., effective as of September 25, 2026.
3.4	Articles of Conversion of Toppoint Holdings Inc., as filed with the Secretary of State of the State of Nevada on September 25, 2026.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2026	Toppoint Holdings Inc.

	By:	/s/ Hok C Chan
	Name:	Hok C Chan
	Title:	Chief Executive Officer and President

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